UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

First Foundation Inc. (“we” or the “Company”) expects to announce its results for the quarter and year ended December 31, 2021 on January 31, 2022. However, in connection with a proposed public offering of its subordinated notes, the Company intends to file a preliminary prospectus supplement (the “Prospectus Supplement”) to the base prospectus included in its shelf registration statement on Form S-3 (No. 333-239396), declared effective by the U.S. Securities and Exchange Commission (“SEC”) on July 2, 2020. The Prospectus Supplement describes certain information related to the Company’s financial condition and results of operations for the period ended December 31, 2020, as set forth below.

While not final, and subject to adjustment as we complete our review, our preliminary data indicates that net income and diluted earnings per share will be higher than Wall Street consensus estimates for the fourth quarter 2021. Revenue was down from the third quarter to the fourth quarter 2021. However, revenue excluding gain on sale of loans was higher from the third quarter to the fourth quarter 2021. Net income for the fourth quarter 2021 was lower than third quarter 2021 but also exceeded Wall Street consensus estimates. Our net interest margin increased from the third quarter to the fourth quarter 2021. We experienced organic loan growth in the fourth quarter 2021 in addition to the loans acquired in connection with the closing of the acquisition of TGR Financial, Inc. on December 17, 2021. We experienced a slight outflow in legacy deposits due, in part, to seasonal activity and strategic interest rate adjustments, but we will report an overall increase in deposits as a result of the TGR Financial, Inc. acquisition. Given asset quality trends, we do not anticipate that any provision for credit losses is necessary for our legacy loan portfolio. However, we will record a provision for credit losses in the fourth quarter 2021 in connection with the TGR Financial, Inc. acquisition.

The information provided in this Item 2.02 is preliminary and remains subject to change as we complete our financial statements and our auditors complete their audit procedures. Our actual operating results for the fourth quarter and full year ended December 31, 2021 may materially differ from this information. The information provided in this Item 2.02 constitutes forward-looking statements, and we caution you that these statements are subject to risks and uncertainties, including those referred to under “Cautionary Note Regarding Forward-Looking Statements” in this Current Report on Form 8-K and those other factors described in reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this report are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this report and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring credit losses, which is an inherent risk of the banking business; the negative impacts and disruptions resulting from the COVID-19 pandemic on our colleagues, clients, the communities we serve and the domestic and global economy, which may have an adverse effect on our business, financial position and results of operations; the risk that we will not be able to continue our internal growth rate; the performance of loans currently on deferral following the expiration of the respective deferral periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with the Federal Reserve Board taking actions with respect to interest rates, which could adversely affect our interest income and interest rate margins and, therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends; risks associated with changes in income tax laws and regulations; risks associated with seeking new client relationships and maintaining existing client relationships; and the risk that subsequent events, closing procedures, additional information or other circumstances could cause our actual financial results to vary materially from the preliminary, unaudited operating results reported in this report.

Further, statements about the potential effects of the TGR Financial, Inc. (“TGR Financial”) acquisition on our business, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factors and future developments which are uncertain, unpredictable and in many cases beyond our control, including the risk that the benefits from the acquisition may not be fully realized or may take longer to realize than expected or be more costly to achieve, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and TGR Financial operate; our ability to promptly and effectively integrate the companies’ businesses; reputational risks and the reaction of the companies' customers, employees and counterparties to the acquisition; diversion of management time on integration-related issues; and lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on February 26, 2021, and other documents we file with the SEC from time to time. We urge readers of this report to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this report or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Additional Information and Where to Find It

The Company has filed a registration statement (including a prospectus) (File No. 333-239396) with the SEC for the proposed offering. Before you invest, you should read the prospectus and the other documents that the Company has filed with the SEC for more complete information about the Company and the proposed offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you copies of the prospectus relating to the proposed offering if you request it by emailing Piper Sandler & Co. at fsg-dcm@psc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: January 20, 2022	By:	/s/ KEVIN L. THOMPSON
Kevin L. Thompson
Executive Vice President and Chief Financial Officer